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Subject Company: Ikanos Communications, Inc.
Commission File No.: 000-51532

Investor Presentation

1 Barclays Capital Wireless and Wireline Conference Mike Gulett President & CEO May 27, 2009

Safe Harbor
R E G A R D I N G   F O R W A R D   L O O K I N G   S T A T E M E N T S
This presentation contains, in addition to historical information, forward-looking statements. Such statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such a difference include, but are not limited to, those described in the Company’s periodic filings on Forms 10-K and 10-Q, as well as other reports that the company files from time to time with the Securities and Exchange Commission. For the most current detailed risk factors, please review our Form 10-Q for the period ended March 29, 2009.
We will be discussing our financial results on a non-GAAP basis. We provide these additional non-GAAP measures as this is what we use internally, and we believe they give useful operating information in addition to the GAAP results. A complete reconciliation of GAAP to non-GAAP financial information is available in our press releases and on our investor relations web page.

Additional Information
R E G A R D I N G   T H E   T R A N S A C T I O N
Ikanos plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a proxy statement in connection with the proposed issuance of securities to Tallwood and the acquisition of the broadband access product line from Conexant (the "Transaction"). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO
READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Ikanos through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Ikanos by contacting Investor Relations by telephone at (510) 979-0400, or by mail at
Ikanos Communications, Investor Relations, 47669 Fremont Blvd, Fremont, California 94538, USA.
Ikanos and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ikanos in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the Transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Ikanos' proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on
April 14, 2009. This document is available free of charge at the SEC's web site at www.sec.gov, and from Ikanos by contacting Investor Relations by telephone at (510) 979-0400, or by mail at Ikanos Communications, Investor
Relations, 47669 Fremont Blvd, Fremont, California 94538, USA, or by going to Ikanos' Investors page on its corporate web site at www.ikanos.com.

4 Agenda Ikanos Background Conexant Asset Purchase Ikanos’ Financial Performance

duce as a nov
in'nō·vāte, v.i
changes in a
innovations.
in·nō·vā'tion
L. innovatus
novate.]

ikanos

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Ikanos Background
Inventor of VDSL &
pioneer in DMT
Scalable, flexible
software architecture
#1 VDSL provider with
30M+ ports shipped
Cost effective & power
efficient
Decade-long track record
Incumbency with Tier 1
service providers & OEMs
Bandwidth without Boundaries
Bandwidth without Boundaries
Technology
Leadership
Superior
Products
Deployment
Expertise

Ikanos Technology Leadership
1999 2003 2004 2005 2006 2007 2008
1999
BBD
Start
Ikanos
founded
First
Ikanos
product
shipment
1M ports
shipped
2 service
provider
customers
First VDSL2
product
First 100Mbps
product
4M ports shipped
6 service
providers
customers
First multi -
mode VDSL2
First 100/100
product
10+ service
provider
customers
10M ports
shipped
IPO – raised
$69M
Secondary public
offering
Fusiv RG from ADI
15+ service provider
customers
2005
ITU
finalizes
VDSL2
2003
DMT Wins
Standards
2004
ITU starts VDSL2
work
SBC selects VDSL
2006
ITU ratifies VDSL2
166M BBD Subs
2007
Triple Play
Momentum
300M+ BBD
Subs
10M
30M
1st
1st
30M ports
shipped
2008
HomeGrid
founded
Advanced,
integrated
Vx180
processor
available

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EN-Genius
NETWORK
Product of the Year

FusivWare

7 Ikanos Superior Product Portfolio Central Office Customer Premises Processors FusivWare™ Software Stack

8 xDSL xPON Ethernet Fusiv® Processor FusivWare™ Software Application Software FusivWare TM Software Advantage

9 Fiber to the Node (FTTN) Fiber to the Remote (FTTR) Ikanos Deployment Expertise Fiber Copper Central Office Fiber to the Home (FTTH) Fiber to the Building (FTTB)

10 Ikanos Integration Reduces CAPEX & OPEX MODEM WiFi ROUTER VoIP TA Vx180 Integrated VDSL2 Residential Gateway

Ikanos Powers Network Equipment
ZyXEL
Aggregator
Xavi
VDSL Gateway
NEC
Modem
Alcatel-Lucent
ISAM
ECI DSLAM
ZTE Residential
Gateway
Sagem
Multi-play
Gateway
Innomedia
Terminal  Adapter
Tailyn DSLAM
Dasan DSLAM

Conexant Asset Purchase

Transaction Overview
+
A new company with worldwide leadership in broadband, and
the ability to more effectively innovate, compete and deliver value to all stakeholders.
Broadband Access Products From

Transaction Details
• Asset Purchase from Conexant $54M
• Broadband Access (BBA) product line
• Inventory & fixed Assets
• Patent portfolio
• Employees
• Leased facilities
• No debt
• Acquisition Financing From Tallwood
Venture Capital $42M
• 24M shares of common stock + 7.8M warrants with 5 year term
• $1.75 per share
• Tallwood would own 45% of Ikanos common stock (52% including warrants)
• Voting rights restricted to 35%

Ikanos + Conexant BBA Rationale
Technologies
Technologies
Resources/
Infrastructure
Resources/
Infrastructure
Products
Products
PON
PON
Products in development
and trial
Customers
Customers
Relationships with the world’s
top service providers, network
equipment manufacturers
Software
Software
Provides the ability to
increase capabilities/value
over time
Standards
Standards
Driving the next-gen in access
and home networking
VDSL
VDSL
#1 in the world
ADSL
ADSL
#2 in the world
Processors
Processors
Optimized devices with MIPS and
ARM cores
Expertise
Expertise
More xDSL deployments than
any other company
Greater scale + broader product line + deeper expertise

Expanded Product Line
VDSL
Market leading
VDSL for
Japan, Korea,
Europe, high-
performance
CO roadmap
Innovative
bonding, North
American
leadership,
cost-effective
CO products
Widely
adopted
ADSL, leadership
in China
Successful SHDSL
product line
GPON + BPON
products
Integrated +
standalone MIPS-
based processors
PON
ADSL SHDSL Processors
Advanced ARM-core
processors plus
integrated
802.11 b/g
Integrated
devices
deployed in
Europe
#1
#1
Signifies award winning or market share leading product.
#1
#1
#1

NEC
SUMITOMO
Alcatel·Lucent
HUAWEI

Alcatel·Lucent
SC sagemcommunications
2WIRE
CISCO

ubiQuoss
Nokia Siemens Networks

Millinet Network System & Business
eci
NETGEAR
ZTE中兴

DASAN Networks
TECOM Converging Your Networks
XAVi
ZHONE

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Extensive Network Equipment Relationships
Ikanos Conexant BBA
(U.S.)
(Europe)
(U.S.)
(EMEA, Asia, Americas)
•Significant new design-in
opportunities through cross
selling
•Opportunities to capture
greater silicon content and
larger customer share

at&t
Bell
Qwest
Sprint
TELUS
verizon

BrasilTelecom
CABLE & WIRELESS
Telefónica
TELGUA
TELMEX

belgacom
BT
france telecom
kpn
swisscom
telenor
TELIA
TELECOM ITALIA
NETCOLOGNE

hanarotelecom
KDDI
KT
LG Powercom
NTT
SOFTBANK BB

中国电信
CHINA TELECOM
TATA indicom
Reliance Infocomm
TELEKOM MALAYSIA
SingTel
Telstra

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18 Worldwide Service Provider Relationships

France
Germany
S. Korea
Taiwan
Singapore
Beijing
Bangalore
Fremont, California
Japan
E
O
E
E
S
O
O
S
O
S
S
Increased Global Presence
E
O
S
Red Bank, New Jersey
E
E
Pune
Noida
E
Shenzhen
S E
S
More than 600 people dedicated to serving customers
around the world
Engineering Locations
Sales Locations
Operations Locations
E
S
O
E
S
O
Ikanos Conexant BBA
E
E
Newport Beach, California
S
S
S
S
Shanghai

$300
$250
$200
$150
$100
$50
$0
$159M
$107M
CONEXANT
ikanos

20 Greater Scale Leads to Profitability Broadband Access Products From $266M CY 2008 Revenue

Pro Forma Non-GAAP Q109
•BBA information is as of FYQ209; GM  & OpEx are non-GAAP; OpEx are CNXT estimates.
•The combined share count includes warrants to purchase an additional 7.8M shares.
IKAN BBA*
Pro
Forma
Revenue 21 $      31 $       52 $
  Gross margin 9           15          24
45% 47% 46%
Op expenses 13         15          28
Operating loss (3) $      (1) $        (4) $
(0.10) $ (0.06) $
Shares 29         61
Quarter Ended March 09
(in millions, except per
share data)

Deal Synergies
• Gross margin improvement of $4-$6M:
• Wafer volume will more than double at TSMC
• Consolidate assembly & test volume among fewer packaging vendors
• Operations and logistics costs can be further rationalized
• Annual expense reductions of $12-$16M:
• Eliminating or reducing corporate allocations to the BBA
• Canceling duplicative software tool licenses
• Aligning the combined company’s product roadmap
• Rationalizing redundant skill sets
• Reducing facilities and occupancy costs
• Still providing for development of new products

Breakeven at Low End of Synergies
Pro Forma
Q1 09
Revenue $52
Gross Margin 24
46%
Op expenses 28
(4)
Synergies 4
Operating income $0
EPS $0.00
Shares + Warrant 61
• Model provides for
significant operating
leverage with incremental
revenue
• Longer-term model:
•GM 46 – 49%
•R&D 24 – 26%
•SG&A 8 – 10%

Combined Company Vision
• Be the preferred and leading silicon
and software supplier for the world’ s
broadband networks enabling a new
generation of services that transform
the way we work and live.
• Leadership in wire line WAN (xDSL,
xPON)
• Leadership in CPE & Residential
Gateway silicon
• xDSL, xPON PHY & MAC
• Gateway Processors
• Home Networking (Ethernet,
Wireless and other interconnects)
Digital Home
Residential
Gateway
Ethernet Ethernet
G.hn G.hn
WiFi WiFi
Femtocell Femtocell
DECT DECT

TALLWOOD
Venture Capital

MARVELL SiRF S3 GRAPHICS CHiPS

NewPort CYRAS Stream Machine TRUESPAN

ikanos

Tallwood Venture Capital
• Leading Silicon Valley venture capital firm
• Track record of founding or investing in successful semiconductor and related companies:
• Provides portfolio companies with differentiated experience, insight and resources
• Over $500M of assets under management
• History of successful outcomes for Tallwood portfolio companies:
has been acquired by
$1.1bn transaction value
March 2001
Ciena
has been acquired by
$1.2bn transaction value
October 2000
Broadcom
has been acquired by
$83.7mm transaction value
December 2001
Cirrus Logic
has been acquired by
$33.0mm transaction value
March 2006
SiRF

Tallwood Venture Capital
• Tallwood is entitled to appoint 3 out of 7 Directors on the Ikanos
Board of Directors
• Tallwood’s Dado Banatao and George Pavlov are expected to join
Ikanos’ Board
“The new company that emerges will be able to compete more
effectively in existing and emerging markets, develop exciting new products, and provide greater value for its most important stakeholders - its customers, investors and employees.”
George Pavlov, general partner
George Pavlov, General Partner
• Has held CEO, finance and strategy positions in
technology companies.
• Former General Partner and CFO of Mayfield Fund
and CFO and MD of Blum Capital Partners
Dado Banatao, Managing Partner, Founder
• Co-founded 3 technology startups: S3, Chips &
Technologies and Mostron
• Formerly a venture partner at Mayfield Fund
• Has held engineering and general management
positions at National Semiconductor, Seeq
Technologies, Intersil and Commodore International

Ikanos Financials

28 Carrier Revenue by Region $107 $107 2007 2008 Korea Korea Europe Europe Other Other Japan Japan In millions

29 Carrier Revenue by Region Korea Korea Europe Europe Other Other Japan Japan In millions 2008 2009 $21 $23 $24 $30 $30 Q1 Q2 Q3 Q4 Q1

30 Non-GAAP Gross Margins 2008 2009 46% 50% 46% 46% 45% Q1 Q2 Q3 Q4 Q1

31 Non-GAAP Operating Expenses R&D other R&D other SG&A SG&A R&D tapeout R&D tapeout $14 $14 $14 $13 $12 In millions 2008 2009 Q1 Q2 Q3 Q4 Q1

32 Balance Sheet Q1 2009 Cash and short-term investments $59 Accounts receivable $12 Inventory $12 Total assets $101 Long-term debt -- In millions

Guidance as of April 22, 2009
Q2 2009
Revenue $21-23M
Non-GAAP Gross Margins 43% - 45%
Non-GAAP Operating Expenses $12.5 - $13.5M
GAAP gross margins in the second quarter of 2009 will be lower than non-GAAP gross margins, as they will include amortization of acquisition-related intangibles of approximately $0.7 million and charges related to stock-based compensation expense in accordance with FAS 123(R) of approximately $0.1 million.
GAAP operating expenses in the second quarter of 2009 will be higher than non-GAAP operating expenses, as they will include amortization of acquisition-related intangibles of $0.4 million, charges related to stock-based compensation expense in accordance with FAS 123(R) of $1.5 to $2.0 million, restructuring charges related to the closure of our Hyderabad, India facility of between $0.2 to $0.3 million and transaction-related expenses of
$2.2 to $3.0 million.

Thank you